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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 23, 1998

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                                  ODWALLA, INC.


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               (Exact name of registrant as specified in charter)


        CALIFORNIA                               0-23036                        77-0096788
(State or other jurisdiction             (Commission File Number)              (IRS Employer
      of incorporation)                                                      Identification No.)



                  120 STONE PINE ROAD, HALF MOON BAY, CA 94019

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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (650) 726-1888


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                                      NONE

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         (Former name or former address, if changed since last report.)



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ITEM 5.  OTHER EVENTS.

     On July 23, 1998, the registrant announced in a press release that on July 23, 1998, it reached an agreement with the U.S. Attorney to plead guilty to sixteen shipments from one batch that contained adulterated, unpasteurized apple juice. The introduction of shipments of an adulterated food product in interstate commerce, even when done unknowingly, is a misdemeanor crime under federal law. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


EXHIBIT NO.             EXHIBIT
99                      Press Release dated July 23, 1998.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ODWALLA, INC.


DATE:  July 29, 1998                    By:
                                        /s/ James R. Steichen
                                        ---------------------------
                                        Name:   James R. Steichen
                                        Title:  Vice President -- Finance, Chief
                                                Financial Officer


                                       2.

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                                  EXHIBIT INDEX


EXHIBIT NO.             EXHIBIT
99                      Press Release dated July 23, 1998.



                                       3.